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                                                                    Exhibit 24.1


                               POWER OF ATTORNEY

         For Form S-3 Registration Statement to Register Common Shares
              Under the 1998 State Auto Agents' Stock Option Plan


         The undersigned, a director of State Auto Financial Corporation, an Ohio corporation (the "Company"), hereby constitutes and appoints Robert H. Moone, Steven J. Johnston, and John R. Lowther, and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as a director of the Company, to sign any and all Registration Statements on Form S-3 and any and all amendments thereto (including post-effective amendments) to register under the Securities Act of 1933, as amended, any common shares, without par value, of the Company, for sale pursuant to the Company's 1998 State Auto Agents' Stock Option Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: November 1, 1999                      /s/ Robert L. Bailey
       --------------------------            ---------------------------------
                                             Robert L. Bailey

Dated: November 1, 1999                      /s/ David L. Bickelhaupt
       --------------------------            ---------------------------------
                                             David L. Bickelhaupt

Dated: November 1, 1999                      /s/ David J. D'Antoni
       --------------------------            ---------------------------------
                                             David J. D'Antoni

Dated: November 1, 1999                      /s/ Urlin G. Harris, Jr.
       --------------------------            ---------------------------------
                                             Urlin G. Harris, Jr.

Dated: November 1, 1999                      /s/ Paul W. Huesman
       --------------------------            ---------------------------------
                                             Paul W. Huesman

Dated: November 1, 1999                      /s/ William J. Lhota
       --------------------------            ---------------------------------
                                             William J. Lhota

Dated: November 1, 1999                      /s/ John R. Lowther
       --------------------------            ---------------------------------
                                             John R. Lowther

Dated: November 1, 1999                      /s/ George R. Manser
       --------------------------            ---------------------------------
                                             George R. Manser

Dated: November 1, 1999                      /s/ Robert H. Moone
       --------------------------            ---------------------------------
                                             Robert H. Moone